Supplement Dated March 18, 2009 to the

Panorama Variable Annuity Prospectus Dated May 1, 2008 and the

Panorama Plus Variable Annuity Prospectus Dated May 1, 2007

This supplement revises the prospectus to reflect the following:

•	Closing of the Oppenheimer Core Bond Fund/VA to new money.
•	Impact of changes on Automated Programs and Purchase Payment Allocation Instructions.

Definition of Automatic Programs:

Automatic Programs include: Automatic Investment Plan, Automatic Rebalancing Program, Transfers from a DCA Fixed Account, Dollar Cost Averaging Program and Interest Sweep Option. All programs are not available in all contracts. Refer to your prospectus to determine which programs are available in your contract.

What You Need to Know:

Closing of the Oppenheimer Core Bond Fund/VA to New Money:

a)	If you have contract value allocated to this fund you may continue to choose any of the following actions on or after May 1, 2009 (subject to the terms and conditions contained in the prospectus):
•	transfer amounts out of the fund and into other investment choices;
•	withdraw amounts from the fund (including use of a systematic withdrawal program, if available); and
•	maintain your current investment in the fund.
b)	Effective May 1, 2009 and after, whether or not you have any contract value allocated to this fund, you may not allocate any new money to this fund via purchase payments, transfers or through Automatic Programs.
c)	Effective May 1, 2009, if this fund is utilized in an Automatic Program we will terminate the program. You can avoid having an Automatic Program terminated by providing us with new Automatic Program instructions prior to May 1, 2009.
d)	Effective May 1, 2009 and after, if you have purchase payment instructions on file requesting that a portion or all of a purchase payment be allocated to this fund, we will not be able to apply your purchase payment to your contract. We will contact you to receive new instructions. You can avoid having a purchase payment rejected by contacting us with new purchase payment allocation instructions prior to May 1, 2009.

If you have questions about this supplement or wish to revise any instructions you have on file with us, contact your registered representative. Additional instructions will be provided to contract owners with Automatic Programs who are utilizing the closed Oppenheimer Fund prior to the next scheduled automatic occurrence.